UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): December 27, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-21              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TMTS 2005-10HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Terwin Advisors LLC, as Seller, Specialized Loan Servicing, LLC, as Servicer, JPMorgan Chase Bank, N.A. as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Terwin Mortgage Trust Asset-Backed Certificates,
                Series TMTS 2005-10HE

                        JPMorgan Chase Bank, N.A. as Servicing Administrator, Securities Administrator and Backup Servicer

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   January 4, 2006

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005

                         Terwin Mortgage Trust 2005-10HE
                Asset-Backed Certificates, TMTS Series 2005-10HE
                         Statement To Certificateholders
                               December 27, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                        Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total          Losses     Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1A         125,909,000.00    89,133,018.87    9,840,326.60       343,360.20    10,183,686.80     0.00    0.00      79,292,692.27
A1B          69,596,000.00    69,596,000.00            0.00       277,378.72       277,378.72     0.00    0.00      69,596,000.00
A1C          14,695,000.00    14,695,000.00            0.00        59,612.72        59,612.72     0.00    0.00      14,695,000.00
M1           10,213,000.00    10,213,000.00            0.00        42,156.99        42,156.99     0.00    0.00      10,213,000.00
M2            9,247,000.00     9,247,000.00            0.00        38,498.34        38,498.34     0.00    0.00       9,247,000.00
M3            5,934,000.00     5,934,000.00            0.00        24,810.71        24,810.71     0.00    0.00       5,934,000.00
M4            4,830,000.00     4,830,000.00            0.00        20,709.97        20,709.97     0.00    0.00       4,830,000.00
M5            4,554,000.00     4,554,000.00            0.00        19,728.94        19,728.94     0.00    0.00       4,554,000.00
M6            4,140,000.00     4,140,000.00            0.00        18,082.60        18,082.60     0.00    0.00       4,140,000.00
B1            3,864,000.00     3,864,000.00            0.00        18,869.20        18,869.20     0.00    0.00       3,864,000.00
B2            3,312,000.00     3,312,000.00            0.00        16,379.68        16,379.68     0.00    0.00       3,312,000.00
B3            3,036,000.00     3,036,000.00            0.00        16,175.13        16,175.13     0.00    0.00       3,036,000.00
B4            2,070,000.00     2,070,000.00            0.00        14,156.50        14,156.50     0.00    0.00       2,070,000.00
B5            2,622,000.00     2,622,000.00            0.00        17,931.57        17,931.57     0.00    0.00       2,622,000.00
B6            5,520,000.00     5,520,000.00            0.00        28,750.00        28,750.00     0.00    0.00       5,520,000.00
B7            3,450,000.00     3,450,000.00            0.00        17,968.75        17,968.75     0.00    0.00       3,450,000.00
R                   100.00             0.00            0.00             0.00             0.00     0.00    0.00               0.00
TOTALS      272,992,100.00   236,216,018.87    9,840,326.60       974,570.02    10,814,896.62     0.00    0.00     226,375,692.27
ES                    0.00             0.00            0.00        39,876.52        39,876.52     0.00    0.00               0.00
X                     0.00             0.00            0.00       463,494.21       463,494.21     0.00    0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A        881561UX0      707.91618447   78.15427491    2.72705049      80.88132540       629.76190955      A1A    4.333750 %
A1B        881561UY8    1,000.00000000    0.00000000    3.98555549       3.98555549     1,000.00000000      A1B    4.483750 %
A1C        881561UZ5    1,000.00000000    0.00000000    4.05666689       4.05666689     1,000.00000000      A1C    4.563750 %
M1         881561VB7    1,000.00000000    0.00000000    4.12777734       4.12777734     1,000.00000000      M1     4.643750 %
M2         881561VC5    1,000.00000000    0.00000000    4.16333297       4.16333297     1,000.00000000      M2     4.683750 %
M3         881561VD3    1,000.00000000    0.00000000    4.18111055       4.18111055     1,000.00000000      M3     4.703750 %
M4         881561VE1    1,000.00000000    0.00000000    4.28777847       4.28777847     1,000.00000000      M4     4.823750 %
M5         881561VF8    1,000.00000000    0.00000000    4.33222222       4.33222222     1,000.00000000      M5     4.873750 %
M6         881561VG6    1,000.00000000    0.00000000    4.36777778       4.36777778     1,000.00000000      M6     4.913750 %
B1         881561VH4    1,000.00000000    0.00000000    4.88333333       4.88333333     1,000.00000000      B1     5.493750 %
B2         881561VJ0    1,000.00000000    0.00000000    4.94555556       4.94555556     1,000.00000000      B2     5.563750 %
B3         881561VK7    1,000.00000000    0.00000000    5.32777668       5.32777668     1,000.00000000      B3     5.993750 %
B4         881561VL5    1,000.00000000    0.00000000    6.83888889       6.83888889     1,000.00000000      B4     6.291246 %
B5         881561VM3    1,000.00000000    0.00000000    6.83889016       6.83889016     1,000.00000000      B5     6.291246 %
B6         881561VN1    1,000.00000000    0.00000000    5.20833333       5.20833333     1,000.00000000      B6     6.250000 %
B7         881561VP6    1,000.00000000    0.00000000    5.20833333       5.20833333     1,000.00000000      B7     6.250000 %
R          881561VU5        0.00000000    0.00000000    0.00000000       0.00000000         0.00000000      R      0.000000 %
TOTALS                    865.28518177   36.04619548    3.56995686      39.61615234       829.23898629
-----------------------------------------------------------------------------------------------------    ------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

              Principal Remittance Amount                                                                9,840,326.60

              Scheduled Principal Payments                                                               199,073.39

              Extra Principal Distribution Amount                                                        0.00

              Principal Prepayments                                                                      9,641,253.21
                                             Curtailments (Current)                                      6,324.85
                                             Curtailments (Cumulative)                                   61,111.51

              Repurchase Principal (Current)
                                             Balance of Mortgage Loans Repurchased                       0.00
                                             Number of Mortgage Loans Repurchased                        0.00

              Repurchase Principal (Cumulative)
                                             Balance of Mortgage Loans Repurchased                       0.00
                                             Number of Mortgage Loans Repurchased                        0.00

              Substitution Amounts                                                                       0.00

              Net Liquidation Proceeds                                                                   0.00

              Insurance Proceeds                                                                         0.00

              Other Principal                                                                            0.00

              Gross Interest                                                                             1,424,232.13

              Prepayment Interest Shortfalls                                                             0.00

              SSCRA Interest Adjustments                                                                 0.00

              LPMI Adjustments                                                                           0.00

              Modification Interest Losses                                                               0.00

Servicing Related Reporting Items

              Recoveries from Prior Loss Determinations (Current)                                        0.00
              Recoveries from Prior Loss Determinations (Cumulative)                                     0.00

              Reimbursement of Non-Recoverable Advances Previously Made (Current)                        0.00
              Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                     0.00

              Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                     0.00
              Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                  0.00

              Servicing Fees                                                                             59,396.36

              Securites Administration Fee                                                               996.91

              Credit Risk Manager Fees                                                                   2,990.74

              Prepayment Premiums (Current)
                         Number of Loans with Respect to which Prepayment Premiums were Collected         30.00
                         Balance of Loans with Respect to which Prepayment Premiums were Collected        4,613,867.75
                         Amount of Prepayment Premiums Collected                                          117,092.64

              Prepayment Premiums (Cumulative)
                         Number of Loans with Respect to which Prepayment Premiums were Collected         149.00
                         Balance of Loans with Respect to which Prepayment Premiums were Collected        21,732,798.13
                         Amount of Prepayment Premiums Collected                                          512,646.45

              Current Monthly Advances                                                                    N/A

              Total Outstanding Advances                                                                  N/A

              Initial Number of Loans Outstanding                                                         2,462

              Initial Aggregate Loan Balance                                                              276,035,204.92

              Beginning Number of Loans Outstanding                                                       2,224

              Beginning Aggregate Loan Balance                                                            239,259,123.79

              Ending Number of Loans Outstanding                                                          2,171

              Ending Aggregate Loan Balance                                                               229,418,797.19

                        Delinquent Mortgage Loans
                                          Delinquency Totals
                                          Group Totals
                                          Period               Number                  Principal Balance      Percentage
                                          0-29 days                     2,015             215,563,917.09      93.96 %
                                          30-59 days                       67               6,800,488.33      2.96 %
                                          60-89 days                       32               1,959,309.38      0.85 %
                                          90-119 days                       6                 420,717.21      0.18 %
                                          120+ days                         0                       0.00      0.00 %
                                          Total                         2,120             224,744,432.01      97.96 %
                        Bankruptcies
                                      Bankruptcy Totals
                                      Number of           Principal             Percentage
                                      Loans               Balance

                                        23                1,930,013.30              0.84%

                                        Number of Bankruptcies (Current)                                   14.00
                                        Balance of Bankruptcies (Current)                                  1,006,139.04

                                        Number of Bankruptcies delinquent 30 to 59 days                    4.00
                                        Balance of Bankruptcies delinquent 30 to 59 days                   451,521.92

                                        Number of Bankruptcies delinquent 60 to 89 days                    2.00
                                        Balance of Bankruptcies delinquent 60 to 89 days                   319,331.56

                                        Number of Bankruptcies delinquent 90 to 119 days                   3.00
                                        Balance of Bankruptcies delinquent 90 to 119 days                  153,020.78

                                        Number of Bankruptcies delinquent 120+ days                        0.00
                                        Balance of Bankruptcies delinquent 120+ days                       0.00

                        Foreclosures
                                       Foreclosure Totals
                                       Number of                    Principal              Percentage
                                       Loans                        Balance

                                         26                        2,631,610.60                   1.15%

                                        Number of Foreclosures (Current)                                 1.00
                                             Balance of Foreclosures (Current)                                55,954.18

                                             Number of Foreclosures 30 to 59 days                             0.00
                                             Balance of Foreclosures 30 to 59 days                            0.00

                                             Number of Foreclosures 60 to 89 days                             0.00
                                             Balance of Foreclosures 60 to 89 days                            0.00

                                             Number of Foreclosures 90 to 119 days                            13.00
                                             Balance of Foreclosures 90 to 119 days                           1,300,742.75

                                             Number of Foreclosures 120+ days                                 12.00
                                             Balance of Foreclosures 120+ days                                1,274,913.67

                        REO Properties
                                       REO Totals
                                       Number of        Principal         Percentage
                                       Loans            Balance

                                         2             112,741.28           0.05%

                                         Number of REO Properties (Current)                                      0.00
                                         Balance of REO Properties (Current)                                     0.00

                                         Number of REO Properties 30 to 59 days                                  0.00
                                         Balance of REO Properties 30 to 59 days                                 0.00

                                         Number of REO Properties 60 to 89 days                                  0.00
                                         Balance of REO Properties 60 to 89 days                                 0.00

                                         Number of REO Properties 90 to 119 days                                 0.00
                                         Balance of REO Properties 90 to 119 days                                0.00

                                         Number of REO Properties 120+ days                                      2.00
                                         Balance of REO Properties 120+ days                                     112,741.28

                                         Book Value of REO Properties                                            0.00

                                         Current Realized Losses                                                 0.00

                                         Subsequent Losses on Prior Loss Determinations                          0.00

                                         Cumulative Realized Losses                                              0.00

                                         Modification Principal Losses                                           0.00

                                         Gross Weighted Average Coupon                                           7.1956%

                                         Net Weighted Average Coupon                                             6.6756%

                                         Weighted Average Remaining Term (Prior Month)                           346

                                         Weighted Average Remaining Term (Current Month)                         344
Trigger Event Reporting Items

                              Trigger Event Occurrence                                                               NO
                              Does Rolling 3 Month Delinq Rate equal or exceed 33.50% of Required Pct?               NO
                              Rolling 3 Month Delinquency Rate                                                       2.3604%
                              40.25% of Required Pct (Effective After Stepdown Date)                                 20.4847%

                              Does Cum Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?       NO
                              Cumulative Realized Losses as % of Orig Agg Loan Balance                               0.0000%
                              Required Loss Percentage (Effective August 2008)                                       3.2500%

O/C Reporting Items

                              Minimum Required Overcollateralization Amount                                          1,380,176.02
                                                             Percentage of Initial Aggregate Loan Balance            0.50%
                              Targeted Overcollateralization Amount                                                  3,036,387.25
                                                             Percentage of Initial Aggregate Loan Balance            1.10%
                              Ending Overcollateralization Amount                                                    3,043,104.92
                                                             Percentage of Initial Aggregate Loan Balance            1.10%
                              Ending Overcollateralization Deficiency                                                0.00
                              Monthly Excess Interest                                                                352,250.95
                              Net Excess Spread                                                                      1.66%
                              Payment to Class X                                                                     463,494.21

                              Cap Contract Account - Beginning Notional Balance                                      256,891,854.00
                              Deposits                                                                               0.00
                              Withdrawals                                                                            0.00

                              Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)        5,849.38
                              Class A-1A                                                                             0.00
                              Class A-1B                                                                             0.00
                              Class A-1C                                                                             0.00
                              Class M-1                                                                              0.00
                              Class M-2                                                                              0.00
                              Class M-3                                                                              0.00
                              Class M-4                                                                              0.00
                              Class M-5                                                                              0.00
                              Class M-6                                                                              0.00
                              Class B-1                                                                              0.00
                              Class B-2                                                                              0.00
                              Class B-3                                                                              0.00
                              Class B-4                                                                              2,580.61
                              Class B-5                                                                              3,268.77
                              Class B-6                                                                              0.00
                              Class B-7                                                                              0.00

Copyright   2005 J.P.Morgan Chase & Co. All rights reserved.
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